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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      --------------------------------

                                  FORM 8-K

                      --------------------------------


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      --------------------------------
                                MAY 17, 2006
                               Date of Report
                      --------------------------------

                        IMPSAT Fiber Networks, Inc.
           (Exact name of registrant as specified in its charter)

        DELAWARE                   000-29085                 52-1910372
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                      Identification No.)
    incorporation or
     organization)
                      ELVIRA RAWSON DE DELLEPIANE 150
                                   PISO 8
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  C1107BCA
                                 (ZIP CODE)

                              (5411) 5170-0000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 17, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of IMPSAT Fiber Networks, Inc. (the "Company") granted incentive awards and provided for the grant of future incentive awards which provide for the payment of bonuses to selected employees of the Company ("Eligible Employees"), including the named executive officers. The bonus arrangement was adopted as part of the Company's ongoing, periodic review of its compensation and benefits programs and in recognition of the importance to the Company and its shareholders of avoiding the loss of key management personnel.

The amount of the bonus payments to be made pursuant to the incentive awards will be determined based on the Company's achievement of two performance targets, one based on the Company's EBITDA less capital expenditures for 2006, and another based on EBITDA for 2006 less the aggregate amount of the bonus payments to be made pursuant to these incentive awards. The aggregate amount of the bonus payments to be made will depend on the extent to which the Company's performance meets or exceeds the EBITDA target based on the Company's EBITDA less capital expenditures for 2006, ranging from $4,500,000 up to a maximum of $11,040,000 if the target is exceeded by at least 100%. If the Committee determines that the Company has not achieved one or both of the EBITDA targets, it will determine the amount of each bonus payment, if any, in its sole discretion, but no bonus payments will be made if the Company does not achieve a threshold EBITDA target.

On May 17, 2006, the Compensation Committee granted incentive awards to the named executive officers of the Company as follows: Ricardo A. Verdaguer, our President and Chief Executive Officer, was granted an incentive award with a target bonus of $510,000; each of Hector Alonso, our Executive Vice President and Chief Financial Officer, Marcelo Girotti, our Executive Vice President, Products and Marketing, and Mariano Torre Gomez, our Executive Vice President, Sales and Services, were granted an incentive award with a target bonus of $155,000; and Matias Heinrich, our Executive Vice President, Network, was granted an incentive award with a target bonus of $125,000. In addition, the Compensation Committee may select other employees of the Company to be Eligible Employees and grant them incentive awards, after determining the amount of any bonus payments to be made to the named executive officers, and after considering recommendations from our Chief Executive Officer.

The bonus payments, if any, will be made within 60 days following delivery of the Company's 2006 audited financial statements (the "Payment Date").

If a Change of Control (as such term is defined in the Corporation's Management Incentive Plan (the "MIP Plan")) occurs on or prior to the Payment Date, any Eligible Employee who is eligible to receive a payment pursuant to the MIP Plan will receive either a payment determined pursuant to the arrangement described above or a payment pursuant to the MIP Plan, whichever is greater, and no Eligible Employee will be entitled to any duplication of payments.

If an Eligible Employee's employment is terminated for any reason on or prior to December 31, 2006, he or she will not be entitled to receive a bonus payment pursuant to the arrangement described above.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 17, 2006

                                       IMPSAT FIBER NETWORKS, INC.
                                       (Registrant)


                                       By:    /s/ Hector Alonso
                                          ------------------------------
                                               Hector Alonso
                                               Executive Vice President
                                               and Chief Financial Officer